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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
                 NEW 10 1/4% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF

                        AMERICAN MEDIA OPERATIONS, INC.

     Registered holders of outstanding 10 1/4% Senior Subordinated Notes due 2009 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 10 1/4% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to ChaseMellon Shareholder Services, L.L.C. (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

   For Delivery by Registered or Certified Mail:               For Overnight Delivery Only:
     ChaseMellon Shareholder Services, L.L.C.            ChaseMellon Shareholder Services, L.L.C.
             Reorganization Department                           Reorganization Department
                   P.O. Box 3301                                    85 Challenger Road
            South Hackensack, NJ 07606                              Mail Stop -- Reorg
                     By Hand:                                    Ridgefield Park, NJ 07660

     ChaseMellon Shareholder Services, L.L.C.                    By Facsimile Transmission
             Reorganization Department                      (for eligible institutions only):
             120 Broadway, 13th Floor                                 (201) 296-4293
                New York, NY 10271
                                                           Confirm facsimile by telephone only:
                                                                      (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Notes indicated
below, upon the terms and subject to the conditions contained in the Prospectus
dated August   , 1999 of American Media Operations, Inc.(the "Prospectus"),
receipt of which is hereby acknowledged.

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
- ------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF OLD NOTES TENDERED
- ------------------------------------------------------------------------------------------------------------------------
                                                                                     CERTIFICATE
                                                                  NAME AND          NUMBER(S) OF
                                                                 ADDRESS OF           OLD NOTES
                                                                 REGISTERED         TENDERED (OR
                                                                HOLDER AS IT           ACCOUNT
                                                               APPEARS ON THE         NUMBER AT           PRINCIPAL
                                                                  OLD NOTES          BOOK-ENTRY          AMOUNT OLD
                  NAME OF TENDERING HOLDER                     (PLEASE PRINT)         FACILITY)        NOTES TENDERED
- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
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                                   SIGN HERE

Name of Registered or Acting Holder:
- ---------------------------------------------------------------------
Signature(s):
- --------------------------------------------------------------------------------
Name(s) (Please Print):
- --------------------------------------------------------------------------------
Address:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
Telephone Number:
- --------------------------------------------------------------------------------
Date:
- --------------------------------------------------------------------------------
IF SHARES OF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
FOLLOWING INFORMATION:

   DTC Account Number:
   -----------------------------------------------------------------------------
   Date:
   -----------------------------------------------------------------------------

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

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
Name of Firm:
  -----------------------------------------
                                                   -----------------------------------------------
                                                   (AUTHORIZED SIGNATURE)
Address:                                           Title:
- -----------------------------------------------    -----------------------------------------------
                                                   Name:
- -----------------------------------------------    -----------------------------------------------
(ZIP CODE)                                         (PLEASE TYPE OR PRINT)
Area Code and                                      Date:
                                                   -----------------------------------------------
Telephone No.:
  -----------------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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